UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2015

comScore, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33520	54-1955550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11950 Democracy Drive
Suite 600
Reston, Virginia 20190
(Address of principal executive offices, including zip code)

(703) 438-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

2014 Performance Awards under 2014 Named Executive Officer Incentive Plan

On February 11, 2015, after review of the compensation of the current named executive officers of comScore, Inc., a Delaware corporation (the “Company”), and with input from Compensia, its outside compensation consultant, the Compensation Committee (the “Committee”) of the Company’s Board of Directors approved the following awards for the Company’s current named executive officers under its 2014 Named Executive Officer Incentive Plan: (i) short-term incentive (“STI”) stock-based performance award based on 2014 annual performance; (ii) revised long-term incentive (“LTI”) performance RSU-based performance award based on 2014 annual performance; (iii) long-term RSU (“Long-Term RSU”) award levels.

	STI Performance-Based Stock		LTI Performance-Based RSU		Long-Term RSU Bonus
Name and Principal Position	Number of Shares Subject to Award	Value at Award*	Number of RSU Shares Subject to Award	Value at Award*	Number of RSU Shares Subject to Award	Value at Award*
Serge Matta President and Chief Executive Officer	29,629	$1,278,775	29,629	$1,278,775	16,219	$700,000
Mel Wesley Chief Financial Officer	8,877	$383,128	20,853	$900,000	6,951	$300,000
Cameron Meierhoefer Chief Operating Officer	7,900	$340,951	20,853	$900,000	6,951	$300,000
Magid Abraham Executive Chairman of the Board of Directors	116,648	$5,034,528	‑	‑	‑	‑
Gian M. Fulgoni Chairman Emeritus of the Board of Directors	13,232	$571,093	11,585	$500,000	11,585	$500,000

*Based on $43.16, the closing price of the Company’s common stock on February 11, 2015 as reported by the NASDAQ Global Market.

The shares issued with respect to amounts earned with respect to STI awards are fully vested on the date of issuance, February 11, 2015.
One-third of the number of shares subject to each of the LTI awards and Long-Term RSU awards are fully vested on the date of issuance, February 11, 2015, and one-third of the number of shares subject to each of the LTI and Long-Term RSU awards shall vest annually on each of February 11, 2016 and 2017, subject in each case to continued service of the executive through each vesting date.

Determination of Criteria for 2015 Named Executive Officer Incentive Plan

Also on February 11, 2015, after review of the compensation of certain of the named executive officers of the Company, and with input from Compensia, its outside compensation consultant, the Committee approved the following target awards for the Company’s 2015 Named Executive Officer Incentive Plan. The Committee has established STI and LTI stock- and RSU-based performance awards to be earned based on Company- and individual-performance targets. The Company-performance targets relate to revenue and adjusted EBITDA1 goals.

	Value of STI Performance-Based Stock Bonus at Time of Grant	Value of LTI Performance-Based RSU Bonus at Time of Grant	Value of Long-Term RSU Bonus at Time of Grant
Name and Principal Position
Serge Matta President and Chief Executive Officer	$700,000	$700,000	$700,000
Mel Wesley Chief Financial Officer	$250,800	$450,000	$300,000
Cameron Meierhoefer Chief Operating Officer	$276,664	$450,000	$300,000
Magid Abraham Executive Chairman of the Board of Directors	$220,000	$310,000	‑
Gian M. Fulgoni Chairman Emeritus of the Board of Directors	$220,000	$310,000	‑

Shares to be issued with respect to amounts earned with respect to STI awards shall be fully vested on the date of issuance, which is expected in early 2016 when the Committee evaluates the named executive officers performance under the plan. One-third of the number of shares subject to each of the LTI awards and Long-Term RSU awards shall be fully vested on the date of issuance, and one-third of the number of shares subject to each the LTI and Long-Term RSU awards shall vest annually on the anniversary of the award thereafter, subject to continued employment of the executive through each vesting date.
The STI and LTI performance-based awards are also subject to the following terms:

•
Once the Committee determines the value of an that award has been achieved, the executive will become eligible to earn the number of shares for the STI award and RSUs for the LTI award determined by dividing the amount by the closing price of the Company’s common stock as reported on the NASDAQ Global Select Market on the date of determination.

•	Executives must remain employed through the date that the Committee makes its determination in order to earn the awards.

•
The Committee, in its sole discretion, has the right to amend, supplement, supersede or cancel the bonus program for any reason, and has reserved the right to determine whether and when to pay out any awards, regardless of actual achievement of the performance targets.

•
In the event of a “change of control” of the Company prior to the date the Committee is able to determine the extent to which goals have been achieved, the performance-based criteria will be deemed to be achieved at target levels with vesting to occur over the period described above.

1 Adjusted EBITDA is a financial metric not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). For further description of how the Company defines Adjusted EBITDA, the limitations of its use, and a reconciliation to the most directly-comparable GAAP-based financial metric, see the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2014.

Quantitative and Qualitative Factors for STI and LTI Awards

Under the 2015 Named Executive Officer Incentive Compensation Policy, the 2015 STI and LTI award levels established for our named executive officers are based on a weighted mix of quantitative, including Adjusted EBITDA and qualitative factors, including the satisfactory completion of specific projects or initiatives. The quantitative milestones are based on the expected financial performance of the Company during the year ended December 31, 2015. The revenue and Adjusted EBITDA targets are consistent with the guided ranges in the Company’s February 12, 2015 earnings release. The Committee revised the weighting of the target levels based on its experience as well as Compensia’s input. The 2015 weighting and criteria for the Company’s current named executive officers are determined as follows:

Name and Principal Position		Weight of Component
	Component	STI	LTI
Serge Matta President and Chief Executive Officer	Revenue	50%	50%
	Adjusted EBITDA	50%	50%
	Management based objectives	-	-

Mel Wesley Chief Financial Officer	Revenue	50%	50%
	Adjusted EBITDA	25%	50%
	Management based objectives	25%	-

Cameron Meierhoefer Chief Operating Officer	Revenue	50%	50%
	Adjusted EBITDA	25%	50%
	Management based objectives	25%	-

Magid Abraham	Revenue	50%	50%
Executive Chairman of the Board of Directors	Adjusted EBITDA	25%	50%
	Management based objectives	25%	-

Gian M. Fulgoni Chairman Emeritus of the Board of Directors	Revenue	50%	50%
	Adjusted EBITDA	25%	50%
	Management based objectives	25%	-

Base Salary Modifications
Also on February 11, 2015, after review of the compensation of certain of the named executive officers of the Company, and with input from Compensia, its outside compensation consultant, the Committee approved increases of 4.5% to the annual salaries of following of the Company’s named executive officers.

Name and Principal Position	Base Salary
	2014	2015
Serge Matta President and Chief Executive Officer	$475,000	$496,375

Mel Wesley Chief Financial Officer	$320,000	$334,400

Cameron Meierhoefer Chief Operating Officer	$353,000	$368,885

Consistent with the reduction of the responsibilities of each of Messrs. Abraham and Fulgoni, the Committee further approved a reduction in each of their base salary compensation, which will again be paid in the form of restricted stock in lieu of cash in 2015 on the last day of each calendar quarter as follows:

Name and Principal Position	Base Salary (to be paid in stock)
	2014	2015
Magid Abraham	$250,000	$220,000
Executive Chairman of the Board of Directors

Gian M. Fulgoni Chairman Emeritus of the Board of Directors	$375,000	$220,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.

By:	/s/ Christiana L. Lin
Christiana L. Lin EVP, General Counsel and Chief Privacy Officer

Date: February 17, 2015